Crossmann Communities, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 28, 1998



To  our  Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of CROSSMANN COMMUNITIES, INC. ("Crossmann" or the "Company") which will be held at the Radisson Plaza & Suite Hotel, The Conference Center, 8787 Keystone Crossing, Indianapolis, Indiana, at 9:00 a.m. on May 28, 1998 for the following purposes:


1.          To  elect  two  directors;

2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1998;

3. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for determining those shareholders entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

     Representation of at least a majority of all outstanding Common Shares of Crossmann Communities, Inc. is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.



                                   Very  truly  yours,


                                   /s/  John  B.  Scheumann
                                   ------------------------

                                   John  B.  Scheumann
                                   Chairman  of  the  Board  of  Directors
                                   and  Chief  Executive  Officer










                           CROSSMANN COMMUNITIES, INC.
                           9202 North Meridian Street
                           Indianapolis, Indiana 46260


                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CROSSMANN COMMUNITIES, INC. ("Crossmann" or the
"Company") of proxies to be voted at the Annual Meeting of Shareholders, which will be held at 9:00 a.m. on May 28, 1998 at the Radisson Plaza & Suite Hotel, Conference Center, 8787 Keystone Crossing , Indianapolis, Indiana, 46240 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the proxy card were first mailed to shareholders on or about April 22, 1998.

Shareholders Should Read the Entire Proxy Statement Carefully Prior to Returning
                                  Their Proxies

                         VOTING RIGHTS AND SOLICITATION

     The close of business on March 31, 1998 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, Crossmann had 11,126,229 common shares without par value, (the "Common Shares"), issued and outstanding. All of the holders of the Company's Common Shares outstanding on the record date are entitled to vote at the Annual Meeting, and shareholders of record entitled to vote at the meeting will have
one  (1)  vote  for    each  share  so  held  on  the  matters to be voted upon.

     Common Shares represented by proxies in the accompanying form which are properly executed and returned to Crossmann will be voted at the Annual Meeting of Shareholders in accordance with the shareholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the director as described herein under "Proposal 1--Election of Director" and FOR ratification of the appointment of auditors as described herein under "Proposal 2--Ratification of Appointment of Auditors." Management does not know of any matters to be presented at this Annual Meeting other that those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgement. Any shareholder has the right to revoke his or her proxy at any time before it is voted. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     The solicitation of proxies is being made by Crossmann, and the entire cost of soliciting proxies will be borne by Crossmann Communities, Inc. Proxies will be solicited principally through the use of the mail, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Crossmann employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Shares, and such persons may be reimbursed for their expenses.










         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


     The following table sets forth information regarding the beneficial ownership of the Company's Common Shares as of March 24, 1998 by (i) each person or entity who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Shares of the Company, (ii) each director, (iii) each officer listed in the Summary Compensation Table on page 6 of this Proxy Statement and (iv) all directors and officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.







                                                                     Number of Shares Beneficially Owned
                                                                     -----------------------------------
NAME (1)
-------------------------------------------------------------------
John B. Scheumann, Chairman and CEO . . . . . . . . . . . . . . . .                            2,100,000
Richard H. Crosser, President, COO, Director (3). . . . . . . . . .                            1,670,517
Steve M. Dunn, Vice President . . . . . . . . . . . . . . . . . . .                              136,500
FMR Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,115,400
James C. Shook, Director. . . . . . . . . . . . . . . . . . . . . .                                7,500
Larry S. Wechter, Director. . . . . . . . . . . . . . . . . . . . .                                5,250
John M. Moody, Vice President . . . . . . . . . . . . . . . . . . .                               30,000
Jennifer A. Holihen, Chief Financial Officer, Treasurer, Secretary
                                                                                                  15,000

All directors and executive officers
as a group (12 persons) . . . . . . . . . . . . . . . . . . . . . .                            4,139,481




                                                                     Percent of Common Shares (2)
                                                                     ----------------------------


NAME (1)
-------------------------------------------------------------------
John B. Scheumann, Chairman and CEO . . . . . . . . . . . . . . . .                         18.87
Richard H. Crosser, President, COO, Director (3). . . . . . . . . .                         15.35
Steve M. Dunn, Vice President . . . . . . . . . . . . . . . . . . .                          1.23
FMR Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         10.02
James C. Shook, Director. . . . . . . . . . . . . . . . . . . . . .                             *
Larry S. Wechter, Director. . . . . . . . . . . . . . . . . . . . .                             *
John M. Moody, Vice President . . . . . . . . . . . . . . . . . . .                             *
Jennifer A. Holihen, Chief Financial Officer, Treasurer, Secretary
                                                                                                *

All directors and executive officers
as a group (12 persons) . . . . . . . . . . . . . . . . . . . . . .                         37.20


*  Denotes  less  than  1%

(1)    The address of each beneficial owner is 9202 North Meridian Street, Indianapolis, Indiana, 46260,
except  FMR  Corp.  which  is  82  Devonshire  Street,  Boston,  Massachusetts,  02109.

(2)    There  are  11,126,229  shares  issued  and  outstanding  at  March  24,  1998.

(3)    All of the 1,670,517 shares owned beneficially by Mr. Crosser are owned by the Richard H. Crosser
Living  Trust,  a revocable trust established by Mr. Crosser on February 25, 1992.  The beneficiaries of
the  trust  are  Mr.  Crosser's  children.    Mr.  Crosser  is  the  trustee  of  the  trust.

(4)    Seven  hundred  and  fifty  of the shares owned beneficially by Mr. Wechter are owned by the Penn
Meridian Foundation, a trust established by Mr. Wechter on December 11, 1995.  Mr. Wechter and his wife,
Janis  Wechter,  are  co-trustees  of  the  trust.











                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The members of the Board of Directors of Crossmann Communities, Inc. are classified into three classes, one of which is elected at each Annual Meeting of Shareholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominee for the class of Directors to be elected at this annual meeting is set forth below. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominee named below. If the nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware that the nominee is unable or will decline to serve as a director.



         NOMINEES  TO  THE  BOARD  OF  DIRECTORS


                                                                   Class and Year
Name . . . . . . .  Principal Occupation           Director Since  Term will Expire  Age
------------------  -----------------------------  --------------  ----------------  ---
Richard H. Crosser  President and Chief Operating
                    Officer, Crossmann                       1992  Class II 2001      59
                    Communities, Inc.
James C. Shook . .  President, The Shook Agency              1994  Class II 2001      66



     Richard H. Crosser has been the Company's President and Chief Operating Officer since 1992 and serves on its Board of Directors and has served as a senior executive officer since joining the predecessor Company in 1974. Prior to 1974, Mr. Crosser was employed by National Homes Construction Corp. for 15 years in a variety of capacities, last serving as a regional manager of the company.

     James C. Shook was elected to Crossmann's Board of Directors by the Board of Directors in March 1994. Mr. Shook is President of The Shook Agency, Inc., a real estate brokerage firm in Lafayette, Indiana specializing in commercial and industrial sales and leasing. Mr. Shook's other corporate affiliations include directorships of NBD Indiana, Inc., Indiana Energy Inc. (Indiana Gas Company), and Lafayette Life Insurance Company. Community service includes past and present directorships of The Indiana Chamber of Commerce, The Greater Lafayette Chamber of Commerce, Great Lafayette Progress, Inc., United Way, Lafayette Home Hospital, The Purdue Foundation, Dean's Advisory Committee, Krannert School of Management at Purdue University, Greater Lafayette Museum of Art, YWCA Foundation, and the Greater Lafayette Community Foundation.













DIRECTORS  NOT  STANDING  FOR  ELECTION


     The  members  of  the  Board  of Directors who are not standing for election at this year's Annual Meeting are set forth  below.


Name. . . . . . . .  Occupation                                    Director Since  Class and Year Term will Expire
-------------------  --------------------------------------------  --------------  -------------------------------
                                                                                                                    Age
                                                                                                                    ---
John B. Scheumann .  Chairman of the Board of Directors and Chief            1992  Class III 1999                    49
                     Executive Officer, Crossmann Communities,
                     Inc.
Jennifer A. Holihen  Chief Financial Officer, Treasurer,                     1993  Class I 2000                      39
                     Secretary, Crossmann
                     Communities, Inc.

Larry S. Wechter. .  Managing Director, Monument                             1994  Class III 1999                    42
                     Advisors



     John B. Scheumann has been the Company's Chairman of the Board of Directors and Chief Executive Officer since 1992 and has served as a senior executive officer since joining the predecessor Company in 1977. Before joining the Company, Mr. Scheumann was employed by National Homes Construction Corp. for three years in a variety of capacities, last serving as Division Controller for Multi-Family Construction.

     Jennifer A. Holihen has served as a director of the Company since September 1993. Ms. Holihen is Chief Financial Officer, Secretary and Treasurer of Crossmann and has been employed by the Company since 1983 as its principal financial and accounting officer. Ms. Holihen is a Certified Public Accountant and holds an MBA in Accounting and Management Information Systems from Indiana University. She is a member of the Indiana Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

     Larry S. Wechter is one of the founders and the former President and director of ADESA Corporation. ADESA Corporation was once a publicly held company; today it is a wholly owned subsidiary of Minnesota Power & Light (NYSE:
MPL), a diversified utility based in Duluth, Minnesota. ADESA owns and operates auto auctions and performs related services throughout the United States and Canada. Mr. Wechter now serves as Managing Director of Monument Advisors, a merchant bank based in Indianapolis, serves as CEO of Monument Realty, a real estate investment trust specializing in the acquisition of automotive related real estate and is a member of Eagle Investments I, LLC, a private investment company. Mr. Wechter also serves on the board of directors of J.D. Byrider and re:Member Data Services, Inc. Mr. Wechter was elected to Crossmann's Board of Directors on May 25, 1994.


                                   PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The firm of Deloitte & Touche LLP served as auditors for the Company for the fiscal years ended December 31, 1995, 1996 and 1997. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented to the meeting to ratify the appointment of Deloitte & Touche LLP by the Board of Directors as independent auditors to audit the accounts and records of the Company for the fiscal year ending December 31, 1998 and to perform other appropriate services. In the event that shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Board of Directors would reconsider such appointment.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives desire to do so.



                           BOARD OF DIRECTORS MEETINGS

     The  Board of Directors of the Company held a total of four meetings during
1997.    All  meetings  were  attended  by  all  of  the  Directors.

     In March 1994 the Board designated an Audit Committee and a Compensation Committee of the Board of Directors, the functions of which are described below.

     The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, reviewing and monitoring the non-audit services performed by the Company's auditors and reviewing all potential conflicts of interest. This Committee, currently consisting of John B. Schuemann, Larry S. Wechter and James
C.  Shook,  held  four  meetings  during  1997.

     The Compensation Committee was formed and currently consists of James C. Shook and Larry S. Wechter, non-employee members of the Board of Directors. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of the executive officers of the Company and for administering the Employee Option Plan. The Compensation Committee held two meetings during 1997.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Salaries, bonuses and option grants for all executive officers were recommended by Messrs. Scheumann and Crosser and Ms. Holihen, and approved by the Compensation Committee. Messrs. Scheumann and Crosser, and Ms. Holihen do not participate in setting their personal salaries, bonuses or option grants.

DIRECTOR  COMPENSATION

     Non-employee  members  of  the  Board  of Directors are each paid an annual retainer fee of $10,000 plus fees for Board meeting attended, and are reimbursed for all out-of-pocket costs incurred in connection with their attendance at such meetings. During 1997, James C. Shook and Larry S. Wechter each received fees of $12,000.

     Under the Company's Outside Director Stock Option Plan, (the "Outside Director Plan") each non-employee Director is entitled to receive the grant of an option to purchase 1,500 Common Shares on their initial election and each re-election to the Board of Directors, or more frequently as determined by the employee Directors of the Company. The total number of Common Shares with respect to which option may be granted under the Outside Director Plan may not exceed 37,500 Common Shares. The Outside Director Plan is administered by the Board members who are employees of the Company. Options granted under the Outside Director Plan constitute non-qualified stock options for income tax purposes. Messrs. Wechter and Shook each were granted options to purchase 1,500 Common Shares on February 18, 1997.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four other highest-paid executive officers for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997, 1996, and 1995, respectively.


                                      SUMMARY COMPENSATION TABLE

                                       Annual  Compensation                    Long Term Compensation
                -------------------------------------------         ---------------------------------


                                                          Other                      All Other
                                                          -------------              ----------------
                                      Salary    Bonus     Compensation   Options(2)  Compensation (1)
                                      --------  --------  -------------  ----------  ----------------
Name and Principal Position. .  Year       ($)       ($)            ($)                           ($)
------------------------------  ----  --------  --------  -------------              ----------------
John B. Scheumann, Chairman. .  1997   175,000   265,000            619  None                  20,500
 and Chief Executive Officer .  1996   166,000   249,000            508                        18,715
                                1995   157,500   157,500            925                        18,232
Richard H. Crosser, President.  1997   175,000   265,000          1,370  None                  20,500
 and Chief Operating Officer .  1996   166,000   249,000          1,171                        18,715
                                1995   157,500   157,500          1,037                        18,232
John M. Moody, Vice President.  1997    87,000    87,000          2,465       7,500            20,500
 and General Manager,. . . . .  1996    82,500    82,500          2,075       7,500            18,715
Indianapolis Division. . . . .  1995    78,750    78,750          2,477      18,750            18,223
Steve M. Dunn, Vice President.  1997   100,320    75,000            592         -0-            20,500
 and General Manager, Columbus  1996   100,320    60,000            614         -0-            18,715
 Division. . . . . . . . . . .  1995   100,320       -0-            597         -0-            11,044
Jennifer A. Holihen, Chief . .  1997    75,000   100,000          3,678       7,500            20,500
 Financial Officer, Treasurer,  1996    70,000    87,500          2,247       7,500            18,715
 Secretary . . . . . . . . . .  1995    63,000    67,000            314      18,750            15,276

(1)    Represents  contributions  by  the  Company  to  the  named  individual's profit sharing plan.

(2)  Options  have been restated to reflect the three-for-two common stock split effective August 18,
1997.



EMPLOYMENT  CONTRACTS

     On September 1, 1993, Crossmann entered into a five-year employment agreement with Steven M. Dunn, the sole shareholder of Deluxe Homes of Columbus, Inc. in connection with the acquisition of that company by Crossmann. Pursuant to the terms of this employment agreement, Mr. Dunn manages the Columbus division and serves as an officer of Crossmann and receives an annual salary of $100,000 and is permitted to participate in the Company's benefit plans, its bonus program and the Employee Option Plan.

OPTION  PLAN  BENEFITS

     The following table sets forth the benefits allocated under the Outside Director Plan and the Employee Option Plan (collectively, the "Plans") for the fiscal year ended December 31, 1997 to each of the named executive officers; all current executive officers as a group; all current directors who are not executive officers as group; and all employees, including all current officers who are not executive officers, as a group. The amount of such benefits are not necessarily indicative of the amounts that will be granted in the future. The closing sale price of a Common Share at the close of business on March 24, 1998 was $29.00.





                                              Employee Option Plan Number of Units  Outside Director Option Plan Number of Units

Name

John B. Scheumann. . . . . . . . . . . . . .                                   -0-                                           -0-
Richard H. Crosser . . . . . . . . . . . . .                                   -0-                                           -0-
John M. Moody. . . . . . . . . . . . . . . .                                 7,500                                           -0-
Steve M. Dunn. . . . . . . . . . . . . . . .                                   -0-                                           -0-
Jennifer A. Holihen. . . . . . . . . . . . .                                 7,500                                           -0-

All Other Executive Officers . . . . . . . .                                30,000                                           -0-
  as a Group

All Directors who are not Executive Officers                                                                               3,000

All non-Executive Officers
  and Employees as a Group . . . . . . . . .                                91,500



The following table contains information concerning the grant of stock options under the Company's Employee Option Plan to the named executive officers and groups indicated. The table also lists potential realizable values of such options on the basis of assumed annual compounded appreciation rates of 5% and 10% over the life of the options, which are set at a maximum of 10 years.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR



                                 % of Total                         Potential Realizable Value at Assumed Annual Rates of
                                 Options                            Price Appreciation over 10
                                 Granted to  Exercise               years
                     Options     Employees   Price      Expiration  5%                       10%
                                                                    ------------------------------------------------------
NAME. . . . . . . .  Granted(#)  in 1997     ($/share)  Date
-------------------  ----------  ----------  ---------  ----------
John B. Scheumann .         -0-         -0-        -0-         -0-  -0-                          -0-
Richard H. Crosser.         -0-         -0-        -0-         -0-  -0-                          -0-
John M. Moody . . .       7,500           6      13.17     2/18/07  160,853                   256,132
Steve M. Dunn . . .         -0-         -0-        -0-         -0-  -0-                          -0-
Jennifer A. Holihen       7,500           6      13.17     2/18/08  160,853                   256,132





     The following table provides information with respect to the named executive officers and groups indicated concerning the unexercised options held as of the end of the last fiscal year.





                                    AGGREGATED OPTION VALUES AT DECEMBER 31, 1997


                                      VALUE
                                      REALIZED:         NUMBER OF OPTIONS  VALUE OF UNEXERCISED OPTIONS AT YEAREND.
                     SHARES ACQUIRED  MARKET PRICE OF   UNEXERCISED AT     MARKET PRICE OF $27.625 - EXERCISE PRICE
       NAME . . . .  ON EXERCISE      $         27.625  DECEMBER 31, 1997  RANGING FROM $5.17 TO $13.17
-------------------  ---------------  ----------------  -----------------  -----------------------------------------

John M. Moody . . .            3,750  $        103,594             41,250  $                                 789,531
Jennifer A. Holihen               --                --             59,700                                  1,204,513




COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     General.    The  Company  has  undertaken  to  formulate  a  competitive compensation policy for executive officers that will attract, motivate and retain qualified and productive personnel, reward superior performance, and provide long-term incentives based on that performance. The Company also has attempted to develop a compensation policy that will serve to align the interests of the Company, its executive officers, and its shareholders. The primary components of executive compensation consist of base salaries, a performance-based cash bonus plan, and stock options.

     Base salaries. Management has traditionally held that it is in the Company's best interest to keep base salaries of employees at all levels as low as possible, due to uncertainties inherent in the homebuilding business that affect the amount and timing of income: weather, interest rates and other credit issues, the availability of developed lots, labor supply, etc. This policy ensures a low break-even point and conserves cash. Management also believes that its compensation system is consistent with hiring young professionals and developing them as managers in the Company.

     Management believes that base salaries for the Company's executive officers are lower than bases salaries in companies of similar size and performance, as analyzed from time to time by the Compensation Committee of the Board of Directors. In 1997, the Compensation Committee utilized salary surveys provided by Deloitte & Touche LLP and examined recent proxy statements of other homebuilders to confirm that this policy continues to be observed.

     Bonuses. In light of relatively low base salaries, it is the Company's policy to pay a substantial portion of the compensation an officer has the opportunity to earn as a year-end bonus, provided that certain predetermined corporate goals and individual performance objectives are achieved. By weighing bonus compensation heavily, management believes it has an effective tool for enhancing Company performance, while protecting the Company from high fixed costs. Bonuses are computed only when actual earnings performance for the entire year is known.

     Division managers who are directly responsible for operating divisions work toward goals that focus attention on activities critical to the survival and success of the organization. In 1997, those factors critical to Crossmann's success were:

     -          Unit  growth  in  all  divisions;

     - Margin preservation in light of anticipated volume growth and increasing competitive pressures;

     - Concentration of sales on the Company's internally developed lots to free capital for new projects.

In  1998,  Crossmann's  critical  success  factors are perceived to be the same.

     The Company's executive officers earn substantial bonuses if overall corporate earnings objectives are achieved by division managers and when they accomplish predetermined strategic objectives. In 1997, Crossmann achieved or exceeded its earnings objectives in every quarter and achieved its strategic objective of expanding into new markets. In recognition of management's substantial personal investment in the Company's stock, the Committee believes that interest of senior management is consistent with that of the Company's stockholders. The Committee believes that long-term share value will be enhanced by continued strong financial performance. For these managers to receive maximum bonuses in 1998, Crossmann must:

     -          Achieve  its  higher  earnings  targets;

     - Support operating managers in producing acceptable volume levels and margins, particularly monitoring new markets where performance is unproven; and

     - Establish a market presence in one or more new markets that will provide an adequate base for increased earnings in 1999.

     The maximum bonus amounts are set based on a survey of comparable positions in other publicly traded firms, within the constraints set by Company earning objectives.

     In 1997, goals were set by the Board of Directors and year-end bonuses for 1997 were paid in accordance with these guidelines. The Compensation Committee participated in setting new unit and margin goals for each operating division for 1998 and in formulating overall strategic objectives for 1998.

     Stock Options. The Compensation Committee authorized incentive options to key employees on February 18, 1997 at a grant price of $13.17 per share.



                                             Submitted  by  the  Compensation
Committee

                                                       James  C.  Shook
                                                       Larry  S.  Wechter








PERFORMANCE  GRAPH

     The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Common Stock, assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of Standard & Poor's 500 Stock Index and the peer group indicated below during the period from October 19, 1993 (the effective date of the Company's initial public offering) through December 31, 1997.





Measurement Period. .  Crossmann Communities, Inc.  Homebuilding 500  S & P 500 Index
(Fiscal Year Covered)
10/19/93. . . . . . .                       100.00            100.00           100.00
1993. . . . . . . . .                       111.91            100.94           100.71
1994. . . . . . . . .                        50.00             58.39           102.04
1995. . . . . . . . .                       178.59             83.38           140.39
1996. . . . . . . . .                       161.91             76.04           172.62
1997. . . . . . . . .                       394.68            121.67           230.21




CERTAIN  TRANSACTIONS

     The Company had business dealings with certain affiliates, including its Chairman of the Board and CEO, John B. Scheumann and its President and COO, Richard H. Crosser and entities with which they were affiliated prior to its initial public offering in October 1993. Since its initial public offering , the policy of the Company has been to require that such transactions be on terms not less favorable to the Company than reasonably available from unrelated third parties and that they be approved by a majority of the disinterested members of the Board of Directors of the Company.

     The Company leases approximately 20,000 square feet of office space for its headquarters, and an additional 4,000 square feet for its mortgage brokerage subsidiary, and 5,000 square feet of warehouse space at 9202 North Meridian Street in Indianapolis, Indiana from Pinnacle Properties LLC, an entity owned by principal shareholders John B. Scheumann and Richard H. Crosser. The monthly rent on these leases is $23,703. The Company relocated its headquarters to this building in May 1994.

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more that ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the knowledge of the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners have been made in a timely manner.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.


     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.


                SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Shareholder proposals intended to be considered at the 1999 Annual Meeting of Shareholders must be received by Crossmann Communities, Inc. no later than December 31, 1998. The proposal must be mailed to the Company's principal executive officer, 9202 North Meridian Street, Indianapolis, Indiana, 46260,
Attention: Jennifer A. Holihen. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.



                    By  the  Order  of  the  Board  of  Directors


                                                 /s/  Jennifer  A.  Holihen
                                                ---------------------------
                                                Jennifer  A.  Holihen
                                                Secretary




April  3,  1998
Indianapolis,  Indiana










                                 REVOCABLE PROXY

                           CROSSMANN COMMUNITIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         Annual Meeting of Shareholders

                                  May 28, 1998



The undersigned hereby appoints the Board of Directors of Crossmann Communities, Inc., or the majority of such directors, with powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Crossmann Communities, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Radisson Plaza & Suite Hotel, The Conference Center, 8787 Keystone Crossing, Indianapolis, Indiana, on Thursday May 28, 1998 at 9:00 a.m. and at any and all adjournments thereof, as follows:


                           (Continued on Reverse Side)


                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                           CROSSMANN COMMUNITIES, INC.

May  28,  1998

[X]  Please  mark  your
      votes  as  in  this
      example.




The  Board  of  Directors  recommends  a  vote  "FOR"  each  of  the  listed  propositions


                           WITHHOLD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Nominees:  Richard H. Crosser
1.  The election as   FOR      AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . .  James C. Shook
directors of the   [  ]        [  ]
nominees listed
at right.
(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


2.  Approval and ratification of the appointment . . . . . . . . . . . . . . . . . . . . . . .  FOR       AGAINST        ABSTAIN
of Deloitte & Touche LLP as auditors for the . . . . . . . . . . . . . . . . . . . . . . . . .  [ ]           [ ]            [ ]
year ending December 31, 1998.

3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or adjournment thereof.

This proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Crossmann Communities, Inc., prior to the executor of this proxy, of notice of the Meeting, a proxy statement and an Annual Report to shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSITIONS STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT
SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN
THIS PROXY IN THEIR BEST JUDGEMENT.  AT THE PRESENT TIME, THE
BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
PRESENTED AT THE MEETING.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)________________________________DATE___________
Note: (Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.)
